UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2018

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, MI	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 781-4973

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b), (c) Effective November 30, 2018, Superior Industries International, Inc. (the “Company”) appointed Michael Hatzfeld Jr. as its Vice President of Finance and Corporate Controller. Mr. Hatzfeld Jr., 46, has held various positions with General Motors Company since 2011, most recently as Controller, US Sales and Marketing Unit in 2018, Controller, Global Revenue Recognition Project from 2016 to 2017, Controller, Customer Care and Aftersales Units from 2014 to 2016 and Assistant Director, Corporate Reporting and Analysis from 2013 to 2014. Mr. Hatzfeld Jr. began his career in public accounting at Ernst & Young LLP from 1994 through 2011. Mr. Hatzfeld Jr. holds a Bachelor of Science degree from Duquesne University. Mr. Hatzfeld Jr. is also a Certified Public Accountant.

There are no family relationships between Mr. Hatzfeld Jr. and any of the directors and executive officers of the Company, nor are there transactions in which Mr. Hatzfeld Jr. has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Hatzfeld Jr. will receive an annual base salary of $230,000. Mr. Hatzfeld Jr. may receive annual bonuses based on attainment of performance goals in the amount of 30% of annual base salary. For 2018, any annual bonus will be pro-rated. Mr. Hatzfeld Jr. also will be eligible to participate in the Company’s 2019 Long Term Incentive Plan, as administered by the Company’s Compensation and Benefits Committee, upon approval of the Compensation and Benefits Committee and Board of Directors, up to 30% of his base salary. Mr. Hatzfeld Jr. is entitled to participate in all benefit plans generally made available to employees of the Company.

Effective November 30, 2018, Scot Bowie will no longer serve in his position of Vice President and Corporate Controller of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: December 6, 2018	/s/ Matti Masanovich
Matti Masanovich
Executive Vice President and Chief Financial Officer